UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

General Mills, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-01185	41-0274440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (763) 764-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
1.000% Notes due 2023	GIS23A	New York Stock Exchange
0.450% Notes due 2026	GIS26	New York Stock Exchange
1.500% Notes due 2027	GIS27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 22, 2020, General Mills, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders. There were 522,669,450 shares of common stock represented either in person or by proxy at the meeting. We have disclosed the final results for each matter voted upon, including the number of votes cast for or against, the number of abstentions, and, as applicable, the number of broker non-votes.

1.	Election of Directors. Shareholders elected the following individuals as directors of the Company by the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
R. Kerry Clark	415,911,896	8,377,567	993,316	97,386,671
David M. Cordani	419,906,002	4,358,690	1,018,087	97,386,671
Roger W. Ferguson Jr.	418,132,549	6,145,681	1,004,549	97,386,671
Jeffrey L. Harmening	396,241,491	25,374,798	3,666,490	97,386,671
Maria G. Henry	421,179,637	3,207,863	895,279	97,386,671
Jo Ann Jenkins	422,026,107	2,350,321	906,351	97,386,671
Elizabeth C. Lempres	421,833,213	2,529,169	920,397	97,386,671
Diane L. Neal	422,344,462	2,036,076	902,241	97,386,671
Steve Odland	411,501,816	12,738,307	1,042,656	97,386,671
Maria A. Sastre	421,670,994	2,704,888	906,897	97,386,671
Eric D. Sprunk	421,996,308	2,254,921	1,031,550	97,386,671
Jorge A. Uribe	421,804,441	2,506,187	972,151	97,386,671

2.

Advisory Vote on Executive Compensation. On an advisory basis, shareholders approved the compensation of the Company’s named executive officers. The proposal was supported by 95.5% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
403,586,849	18,871,643	2,824,287	97,386,671

3.

Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2021. The proposal was supported by 95.1% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
495,109,011	25,749,050	1,811,389	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2020

GENERAL MILLS, INC.

By:	/s/ Richard C. Allendorf
Name:	Richard C. Allendorf
Title:	General Counsel and Secretary